                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                               AMENDMENT NO. 1 TO
                                    FORM 8-K


                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


      Date of report (Date of earliest event reported): SEPTEMBER 15, 2000


                            BROADBASE SOFTWARE, INC.
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           (Exact name of the Registrant as specified in its charter)


                                    DELAWARE
             ------------------------------------------------------
                 (State or other jurisdiction of incorporation)



        000-26789                                            77-0417081
----------------------------                          --------------------------
       (Commission                                         (IRS Employer
       File Number)                                      Identification No.)


     181 CONSTITUTION DRIVE, MENLO PARK, CA                     94025
----------------------------------------------------- --------------------------
    (Address of principal executive offices)                  (Zip Code)


                                 (650) 614-8300
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                       (The Registrant's telephone number)


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          (Former name or former address, if changed since last report)

ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS.

                On September 26, 2000, Broadbase Software, Inc. filed a Form 8-K to report the completion of its acquisition of Panopticon, Inc. In that report, Broadbase indicated that it would file the pro forma financial information required by Item 7 of Form 8-K no later than the date required by this item. Broadbase is filing this Amendment No. 1 to provide this financial information.

        (a)     FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

                The following documents appear as Exhibit 99.02 to this report and are incorporated into this report by reference:

                (i) Panopticon, Inc. unaudited financial statements and related notes for the six months ended June 30, 1999 and 2000, and for the period from inception, May 15, 1998, through June 30, 2000.

                (ii) Panopticon, Inc. audited financial statements and related notes for the year ended December 31, 1999, the period from inception, May 15, 1998, through December 31, 1998, and for the period from inception, May 15, 1998, through December 31, 1999.

        (b)     PRO FORMA FINANCIAL INFORMATION.

                The following documents appear as Exhibit 99.03 to this report and are incorporated into this report by reference:

                (i) Unaudited pro forma combined condensed balance sheet as of June 30, 2000;

                (ii) Unaudited pro forma combined condensed statement of operations for the year ended December 31, 1999;

                (iii) Unaudited pro forma combined condensed statement of operations for the six months ended June 30, 2000;

                (iv) Notes to the unaudited pro forma combined condensed financial statements.

        (c)     EXHIBITS.

                23.01   Consent of Ernst & Young LLP, Independent Auditors.

                99.02   Historical financial statements of Panopticon, Inc.

                99.03   Unaudited pro forma combined condensed financial
                        statements.
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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: November 3, 2000                 BROADBASE SOFTWARE, INC.


                                       By: /s/ RUSTY THOMAS
                                           -------------------------------------
                                           Rusty Thomas
                                           Executive Vice President and
                                           Chief Financial Officer
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                                  EXHIBIT INDEX

23.01   Consent of Ernst & Young LLP, Independent Auditors.

99.02   Historical financial statements of Panopticon, Inc.

99.03   Unaudited pro forma combined condensed financial statements.